Exhibit 99.1

NetScout Systems Reports Financial Results for First Quarter Fiscal Year 2009

Completes Q1 Sales Force Integration

First Quarter GAAP Revenue up 117% Year-over-Year

First Quarter Non-GAAP Revenue up 134% Year-over-Year

Following Acquisition of Network General

WESTFORD, Mass.--(BUSINESS WIRE)--NetScout Systems, Inc.:

Q1 FY 2009
	GAAP	Non-GAAP
Revenue	$60.6 million	$65.4 million
Net income	$1.5 million	$6.6 million
Net Income per share	$0.04	$0.16

NetScout Systems, Inc. (NASDAQ: NTCT), industry pacesetter for advanced network and service assurance solutions, today announced financial results for its first quarter of fiscal year 2009, ended June 30, 2008.

Total GAAP revenue for the first quarter of fiscal year 2009 was $60.6 million. Non-GAAP revenue for the first quarter was $65.4 million. Non-GAAP revenue excludes the purchase accounting adjustment to record at fair value the acquired Network General deferred revenue. Product revenue on a GAAP basis was $34.9 million, and service revenue was $25.7 million.

GAAP net income for the quarter was $1.5 million, or net income per diluted share of $0.04. GAAP income from operations was $4.0 million. On a non-GAAP basis, net income was $6.6 million, or $0.16 per diluted share, and non-GAAP income from operations was $12.3 million. Non-GAAP income from operations excludes the purchase accounting adjustment to record at fair value the acquired Network General deferred revenue, as well as share-based compensation expenses, amortization of acquired intangible assets, and non-recurring integration expenses. Non-GAAP net income excludes these effects as well as their related impact on the provision for income taxes. A reconciliation between GAAP and non-GAAP results is included in the attached financial tables.

“We have started our new fiscal year on very solid footing posting good revenue growth and strong profitability. In our seasonally slow first quarter, we are pleased with the strength of our business from our high-end vertical markets, financial services, telecommunications and government,” said Anil Singhal, President and CEO of NetScout Systems. “We successfully integrated the two sales forces without major disruption in order flow. This was the last important organizational step in the integration of the two companies. We are on schedule for the delivery of new products and upgrades that will support our growth and extend our market leadership. Despite growing indications of an economic slowdown we have not yet seen significant cutbacks in IT spending for our products, because we believe our customers recognize the high value derived from our integrated packet flow-based application management solutions,” he added.

Financial and Company Highlights for the First Quarter 2009:

  In the first quarter GAAP revenue increased 117% year-over-year and 5% sequentially as a result of organic growth and the acquisition of Network General. Non-GAAP revenue increased 134% year-over-year and 2% sequentially. GAAP product revenue increased 99% year-over-year and increased 4% sequentially. GAAP service revenue increased 147% year-over-year and increased 7% sequentially.
  As of June 30, 2008 cash and cash equivalents and short and long-term marketable securities were $109.8 million, up from $100.9 million in the prior quarter.
  During the quarter NetScout joined the Riverbed Technology Alliance (RTA) program. Through this alliance NetScout has extended its nGenius® Performance Management system to support the signaling protocol used among Riverbed’s Steelhead® appliances providing customers with unprecedented visibility into the performance of applications over optimized wide area networks. The technology alliance allows enterprises to accurately assess the impact and performance of Steelhead appliances as is common practice with any key piece of the enterprise IT infrastructure.
  NetScout was recently named to the “FSB 100” list, Fortune’s Small Business 100 fastest growing small public companies in the U.S., ranked #66 based upon three-year annualized rates of revenue growth, EPS growth, and total return to investors.

Guidance:

NetScout reaffirms revenue guidance for fiscal year 2009 and raises its profitability outlook for GAAP and non-GAAP net income per diluted share. The new range for net income per share has increased by five cents compared to guidance in the prior quarter, incorporating the earnings performance of the first quarter. For the 2009 fiscal year, NetScout expects GAAP revenue to be in the range of $250 million to $260 million and the new GAAP net income per diluted share expected range is $0.13 to $0.23. NetScout expects non-GAAP revenue to be in the range of $260 million to $270 million and the new non-GAAP net income per diluted share expected range is $0.55 to $0.65. The fiscal year 2009 non-GAAP revenue and net income per diluted share estimates exclude the purchase accounting adjustment to fair value of approximately $11.5 million of Network General’s deferred revenue, share-based compensation expenses of approximately $4.8 million, amortization of acquired intangible assets of approximately $6 million, and integration expenses of approximately $1.7 million. The revenue guidance for FY 2009 recognizes the challenging economic environment and its potential impact on enterprise IT spending and the introduction of new, integrated products to the market throughout the fiscal year.

Use of Non-GAAP Financial Information

To supplement the financial measures presented in the Company's press release in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company also presents non-GAAP measures relating to revenue, income from operations, net income and net income per diluted share which were adjusted from amounts determined based on GAAP to exclude the purchase accounting adjustment representing the fair value of Network General’s deferred revenue, share-based compensation expenses, amortization of acquired intangible assets, integration expenses as well as the related income tax effects.

These non-GAAP measures are not in accordance with, and should not be considered an alternative for measures prepared in accordance with GAAP, and these non-GAAP measures may have limitations in that they do not reflect all of NetScout’s results of operations as determined in accordance with GAAP. These non-GAAP measures should only be used to evaluate NetScout’s results of operations in conjunction with the corresponding GAAP measures. The presentation of non-GAAP information is not meant to be considered superior to, in isolation from or as a substitute for results prepared in accordance with GAAP.

The Company believes these non-GAAP financial measures will enhance the reader’s overall understanding of NetScout’s current financial performance and the Company's prospects for the future by providing a higher degree of transparency for certain financial measures and providing a level of disclosure that helps investors understand how the Company plans and measures its own business. The Company believes that providing these non-GAAP measures affords investors a view of the Company’s operating results that may be more easily compared to peer companies and also enables investors to consider the Company’s operating results on both a GAAP and non-GAAP basis during the integration period of the Company’s acquisition of Network General. Presenting the GAAP measures on their own would not be indicative of the Company’s core operating results. Furthermore, NetScout believes that the presentation of non-GAAP measures when shown in conjunction with the corresponding GAAP measures provide useful information to management and investors regarding present and future business trends relating to its financial conditions and results of operations.

As discussed above, the Company management regularly uses supplemental non-GAAP financial measures internally to understand, manage and evaluate its business and to make operating decisions. These non-GAAP measures are among the primary factors that management uses in planning and forecasting future periods.

CONFERENCE CALL INSTRUCTIONS:

The Company invites shareholders to listen to its conference call today at 4:30 p.m. ET, which will be webcast live through the Company’s website at http://www.netscout.com/investors. Alternatively, people can listen to the call by dialing 866-701-8242 for U.S./Canada and 706-634-5113 for international callers and using conference ID: 55969842. A replay of the call will be available after 7:30 p.m. ET on July 24 for approximately one week. The number for the replay is 800-642-1687 for U.S./Canada and 706-645-9291 for international callers. The conference ID is: 55969842.

About NetScout Systems

NetScout Systems, Inc. (NASDAQ: NTCT) has been an industry leader for advanced network and service assurance solutions for over twenty years. NetScout’s breakthrough technology solutions provide trusted, comprehensive real-time and historical performance intelligence, including advanced early warnings and rapid, definitive problem analysis. These capabilities are vital to IT operators who are accountable for reducing the Mean Time to Resolution. The world’s largest enterprises, government agencies, and service providers depend upon NetScout’s nGenius and Sniffer (formerly Network General) brand solutions to assure service levels to their users by reducing or preventing disruptions and degradations. More information about NetScout is available at http://www.netscout.com.

Safe Harbor:

Forward-looking statements in this release are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 and other federal securities laws. Investors are cautioned that statements in this release, which are not strictly historical statements, including the plans, objectives and future financial performance of NetScout, such as the statement that the Company intends to release new products and upgrades during fiscal year 2009 as well as the Company’s guidance for fiscal year 2009 contained in this release, constitute forward-looking statements which involve risks and uncertainties. Actual results could differ materially from the forward-looking statements. Risks and uncertainties which could cause actual results to differ include, without limitation, risks and uncertainties associated with the Company’s acquisition of Network General, including the ability to integrate the acquisition successfully, costs associated with the acquisition, the ability to achieve market introduction and acceptance of new products from the acquisition, difficulties in managing geographically dispersed operations and in achieving expected synergies and expense reductions, and other factors relating to acquisitions generally, as well as the Company’s relationships with strategic partners, dependence upon broad-based acceptance of the Company’s network performance management solutions, the Company’s ability to achieve and maintain a high rate of growth, introduction and market acceptance of new products and product enhancements, the ability of the Company to take advantage of service provider opportunities, competitive pricing pressures, reliance on sole source suppliers, successful expansion and management of direct and indirect distribution channels and dependence on proprietary technology, and risks of slowdowns or downturns in economic conditions generally and in the market for network performance management solutions specifically. For a more detailed description of the risk factors associated with the Company, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2008 on file with the Securities and Exchange Commission. NetScout assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

©2008 NetScout Systems, Inc. All rights reserved. NetScout and the NetScout logo and nGenius are registered trademarks of NetScout Systems, Inc.

NetScout Systems, Inc.
Condensed Consolidated Statements of Operations
(In thousands)
(Unaudited)

	Three Months Ended
	June 30,
	2008	2007
Revenue:
Product	$34,917	$17,512
Service	25,690	10,400
Total revenue	60,607	27,912

Cost of revenue:
Product	10,346	4,652
Service	4,992	1,800
Total cost of revenue	15,338	6,452

Gross profit	45,269	21,460

Operating expenses:
Research and development	10,173	4,534
Sales and marketing	24,059	11,228
General and administrative	6,532	2,833
Amortization of acquired intangible assets	490	6
Total operating expenses	41,254	18,601

Income from operations	4,015	2,859
Interest and other income (expense), net	(1,752)	1,009

Income before income tax expense	2,263	3,868
Income tax expense	766	1,188
Net income	$1,497	$2,680

Basic net income per share	$0.04	$0.08
Diluted net income per share	$0.04	$0.08
Shares used in computing:
Basic net income per share	38,954	32,140
Diluted net income per share	40,504	33,253

NetScout Systems, Inc.
Non-GAAP Financial Measures and Reconciliations
(In thousands)
(Unaudited)

	Three Months Ended
	June 30,
	2008	2007

GAAP revenue	$60,607	$27,912
Product deferred revenue fair value adjustment	190	-
Service deferred revenue fair value adjustment	4,582	-
Non-GAAP revenue	$65,379	$27,912

GAAP gross profit	$45,269	$21,460
Deferred revenue fair value adjustment	4,772	-
Shared-based compensation expense	66	23
Amortization of acquired intangible assets	1,012	105
Integration expense	246	-
Non-GAAP gross profit	$51,365	$21,588

GAAP income from operations	$4,015	$2,859
Deferred revenue fair value adjustment	4,772	-
Shared-based compensation expense (1)	1,191	385
Amortization of acquired intangible assets (2)	1,502	111
Integration expense (3)	824	-
Non-GAAP income from operations	$12,304	$3,355

GAAP net income	$1,497	$2,680
Deferred revenue fair value adjustment	4,772	-
Shared-based compensation expense (1)	1,191	385
Amortization of acquired intangible assets (2)	1,502	111
Integration expense (3)	824	-
Income tax adjustments (4)	(3,150)	(188)
Non-GAAP net income	$6,636	$2,988

GAAP diluted net income per share	$0.04	$0.08
Per share impact of non-GAAP adjustments identified above	0.12	0.01
Non-GAAP diluted net income per share	$0.16	$0.09

Shares used in computing non-GAAP diluted net income per share	40,504	33,253

(1) Share-based compensation expense included in these amounts is as follows:

Cost of product revenue	$26	$11
Cost of service revenue	40	12
Research and development	311	114
Sales and marketing	530	171
General and administrative	284	77
Total share-based compensation expense	$1,191	$385

(2) Amortization expense related to acquired software and product technology included in these amounts is as follows:

Cost of product revenue	$1,012	$105
Operating expenses	490	6
Total amortization expense	$1,502	$111

(3) Integration expense included in these amounts is as follows:
Cost of product revenue	$141	$-
Cost of service revenue	105	-
Research and development	102	-
Sales and marketing	114	-
General and administrative	362	-
Total integration expense	$824	$-

(4) Reflects the tax effect of non-GAAP adjustments above at the statutory rate of 38%

NetScout Systems, Inc.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	June 30,	March 31
	2008	2008

Assets
Current assets:
Cash and cash equivalents	$68,708	$56,702
Marketable securities	8,556	10,465
Accounts receivable, net	26,433	32,048
Inventories	12,590	12,083
Refundable income taxes	5,629	5,036
Deferred income taxes	5,985	6,052
Prepaid expenses and other current assets	6,804	13,546

Total current assets	134,705	135,932

Fixed assets, net	15,747	16,729
Goodwill	131,802	131,802
Acquired intangible assets, net	64,066	65,569
Deferred financing costs	892	956
Deferred income taxes	34,891	34,891
Long-term marketable securities	32,522	33,764
Restricted cash	121	121
Other assets	787	1,173
Total assets	$415,533	$420,937

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$7,319	$9,207
Accrued compensation	20,397	23,594
Accrued other	5,842	7,805
Income taxes payable	1,290	1,065
Long-term debt, current portion	7,500	6,250
Deferred revenue	73,651	74,257

Total current liabilities	115,999	122,178
Other long-term liabilities	853	917
Accrued long-term retirement benefits	1,277	1,245
Long-term deferred revenue	7,008	6,764
Long-term debt, net of current portion	90,000	92,500
Total liabilities	215,137	223,604

Stockholders' equity:
Common stock	43	43
Additional paid-in capital	185,497	182,789
Accumulated other comprehensive income (loss)	(896)	246
Treasury stock	(28,939)	(28,939)
Retained earnings	44,691	43,194

Total stockholders' equity	200,396	197,333

Total liabilities and stockholders' equity	$415,533	$420,937

CONTACT:
NetScout Systems, Inc.
Catherine Taylor, 978-614-4286
Director of Investor Relations
IR@netscout.com